FINANCIAL INSTRUMENTS FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2017
Financial Instruments Fair Value Disclosures
NOTE 18 - FINANCIAL INSTRUMENTS FAIR VALUE DISCLOSURES

The Corporation has determined that the carrying value of its short-term financial assets and liabilities approximates their fair value due to the immediate or short-term maturity of these financial instruments. The fair values of the convertible notes, determined using a discounted cash flow model for a similar liability that does not have an equity conversion option, have been determined to approximate the carrying amounts. The convertible note debt holder converted full outstanding principle and the convertible note balance is zero by the year end of December 31, 2017.